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                                  EXHIBIT 31.2

      CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER
                      PURSUANT TO 18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                 SECTION 906 OF THE SARBANES-OXLEY ACTS OF 2002

In connection with the Annual Report of Amistar Corporation (the Company) on Form 10-KSB for the period ended December 31, 2005, as filed with the Securities and Exchange Commission on the date hereof (the Report), I Stuart C. Baker Chairman and Chief Executive Officer of the Company, certify, pursuant to 19 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

     (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities and Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition, results of operations, and cash flows of the Company.

                                     Dated March 30, 2006

                                     By: /s/ Stuart C. Baker
                                         ------------------------------
                                         Name: Stuart C. Baker
                                         Title: Chief Executive Officer


In connection with the Annual Report of Amistar Corporation (the Company) on Form 10-KSB for the period ended December 31, 2005, as filed with the Securities and Exchange Commission on the date hereof (the Report), I Gregory D. Leiser Chief Financial Officer of the Company, certify, pursuant to 19 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

     (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities and Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition, results of operations, and cash flows of the Company.

                                     Dated March 30, 2006

                                     By: /s/ Gregory D. Leiser
                                         ---------------------------------
                                         Name: Gregory D. Leiser
                                         Title: Chief Financial Officer